DILLARD'S, INC.

and

REGISTRAR AND TRANSFER COMPANY

as Rights Agent

Rights Agreement
Dated as of March 2, 2002

                                                                                                                                   Page

                                                               -i-
                                                           TABLE OF CONTENTS

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated,

                                                        Index of Defined Terms

                                                 Page                                                          Page

Acquiring Person....................................1
Affiliate...........................................2
Associate...........................................2
Authorized Officer.................................25
Beneficial Owner....................................2
Beneficial Ownership................................2
beneficially own....................................2
Business Day........................................3
close of business...................................3
Common Stock........................................4
Common Stock equivalents...........................13
Company.............................................1
Current Value......................................12
Distribution Date...................................5
equivalent preferred shares........................14
Exchange Act........................................2
Exchange Ratio.....................................29
Exempt Person.......................................4
Expiration Date.....................................8
Final Expiration Date...............................8
invalidation time..................................12
NYSE 4
Original Rights.....................................3
Person..............................................4
Preferred Stock.....................................4
Principal Party....................................20
Purchase Price......................................8
Record Date.........................................1
Redemption Date.....................................8
Redemption Price...................................28
Right...............................................1
Right Certificate...................................5
Rights Agent........................................1
Rights Agreement....................................1
Section 11(a)(ii) Trigger Date.....................13
Securities Act......................................4
Security...........................................15
Spread.............................................12
Stock Acquisition Date..............................4
Subsidiary..........................................4
Substitution Period................................13
Summary of Rights...................................5
then outstanding....................................2
Trading Day........................................15

                                                     - 32 -

                                                           RIGHTS AGREEMENT

                  Rights Agreement, dated as of March 2, 2002 (as amended, supplemented or otherwise modified from time to time, the
"Rights Agreement") between DILLARD'S, Inc., a Delaware corporation (the "Company"), and REGISTRAR AND Transfer Company (the "Rights
Agent").

                  The Board of Directors of the Company has on March 2, 2002 authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as defined below) of the Company outstanding as of the close of business
(as defined below) on March 18, 2002 (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined below), upon the terms and subject to the conditions herein set forth, and the Board of Directors has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section
22.

                  Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.   .....Certain Definitions.  For purposes of this Rights Agreement, the following terms have the meaning indicated:

(a)      "Acquiring Person" shall mean any Person (as defined below) who or which shall be the Beneficial Owner (as defined below) of
15% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as defined below); provided, however, that if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring
Person" has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Rights Agreement unless and until such Person shall have failed to divest itself, as soon as practicable, if the Company so requests, of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an "Acquiring Person".  Notwithstanding the foregoing:  (i) if as of the date hereof, any Person is the Beneficial Owner of 12% or more of the shares of Common Stock then outstanding, and from such time after the date hereof, such person continues to beneficially own 10% or more of the shares of Common
Stock then outstanding, such Person shall not be deemed to be or to become an "Acquiring Person" unless and until such time as such
Person shall (A) after the date hereof become the Beneficial Owner of additional shares of Common Stock representing 3% or more of the then-outstanding shares of Common Stock as of the date hereof (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock) and (B) upon becoming the Beneficial Owner of such additional shares of Common Stock referred to in clause (A), such Person is then the Beneficial
Owner of 15% or more of the shares of Common Stock then outstanding; and (ii) no Person shall be deemed an "Acquiring Person" as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the shares of Common Stock then outstanding;
provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company referred to in this clause (ii) and thereafter becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an "Acquiring Person," subject to the proviso set forth in the first sentence of this Section 1(a), unless upon the consummation of the acquisition of such additional shares of Common Stock such Person does not beneficially own 15% or more of the shares of
Common Stock then outstanding.  The phrase "then outstanding", when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(b)      "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and
Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Rights
Agreement.

(c)      A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to
"beneficially own" any securities:

(i)      which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Rights Agreement;

(ii)     which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial
         Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (y) securities which such Person has a right to acquire on the exercise of Rights at any time prior to the time a
         Person becomes an Acquiring Person or (z) securities issuable upon exercise of Rights from and after the time a Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the  Distribution Date or pursuant to Section 3 or Section 22 hereof (the "Original Rights") or pursuant to Section
         11(i) or Section 11(n) with respect to an adjustment to the Original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding, written or otherwise; provided, however, that a Person shall not be deemed the
         Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the
         Exchange Act (or any comparable or successor report); or

(iii)    which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to this Section 1(c)(ii)(B)) or disposing of such securities of the Company;

provided, however, that (x) no Person who is an officer, director, or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "beneficially own" any securities that are "beneficially owned" (as defined in this Section 1(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; and (y) a Person shall not be deemed the Beneficial Owner of, to have "Beneficial Ownership" of or to beneficially own, shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) held by such Person in trust accounts, managed accounts and the like, or otherwise held in a fiduciary capacity, that are Beneficially Owned by third Persons who are not Affiliates or Associates of such Person.

(d)      "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of
Arkansas, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

(e)      "close of business" on any given date shall mean 5:00 P.M., Little Rock, Arkansas time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Little Rock, Arkansas time, on the next succeeding Business Day.

(f)      "Common Stock" when used with reference to the Company shall mean the Company's Class A Common Stock, par value $.01 (the
"Class A Common Stock"), together with the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock").
"Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(g)       "Exempt Person" shall mean the Company, any Subsidiary (as defined below) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

(h)      "NYSE" shall mean the New York Stock Exchange, Inc.

(i)      "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

(j)      "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Rights Agreement as Exhibit A.

(k)      "Securities Act" shall mean the Securities Act of 1933, as amended.

(l)      "Stock Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

(m)      "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

Section 2.        Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common
Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten (10) days' prior notice to the Rights
Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

Section 3.        Issuance of Right Certificates.  (a)  Until the close of business on the earlier of (i) the tenth day after the
Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt
Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of
15% or more of the shares of Common Stock then outstanding (including, in the case of both clause (i) and (ii), any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof, and not by separate Right Certificates (as defined below), and (y) the Rights will be transferable only in connection with the transfer of Common Stock.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of
Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of
Common Stock so held.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)      As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company.  With respect to shares of
Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the share certificate for such shares of Common Stock registered in the names of the holders thereof together with the Summary of
Rights.  Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common
Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the
Rights associated with the Common Stock represented thereby.

(c)      Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares)
after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                  This certificate also evidences and entitles the holder hereof to certain rights as set forth in a
                  Rights Agreement between Dillard's, Inc. and Registrar and Transfer Company, dated as of March 2,
                  2002, as the same may be amended, supplemented or otherwise modified from time to time (the
                  "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Dillard's, Inc.  Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate.  Dillard's, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.  Under certain circumstances, as set forth in the Rights Agreement,
                  Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common
Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.  In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.
                  Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this
Rights Agreement or the rights of any holder of the Rights.

Section 4.        Form of Right Certificates.  The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NYSE or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Sections
11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5.        Countersignature and Registration.  (a)  The Right Certificates shall be executed on behalf of the Company by the
Chief Executive Officer, the President, any of the Vice Presidents or the Treasurer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or an
Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the
Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the
Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

(b)      Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right
Certificates and the date of each of the Right Certificates.

Section 6.        Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right
Certificates.  (a)  Subject to the provisions of this Rights Agreement, at any time after the close of business on the Distribution
Date, and prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose.  Thereupon the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right
Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)      Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration
Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.        Exercise of Rights, Purchase Price; Expiration Date of Rights.  (a)  Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to
Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights
Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the close of business on March 2, 2012 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b)      The purchase price (the "Purchase Price") shall be initially $70 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right.  The Purchase Price and the number of one one-thousandth of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in
Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)      Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred
Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier's check or money order payable to the order of the
Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests), or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandth of a share of Preferred Stock as are to be purchased, in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent
(and the Company hereby directs the depositary agent to comply with such request), (ii) when appropriate, requisition from the
Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)      Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the
Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)      Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 8.        Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights
Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right
Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement.  The
Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other
Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.        Availability of Shares of Preferred Stock.  (a)       The Company covenants and agrees that it will cause to be
reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)      So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Class
A Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or listed on any other exchange or quotation system upon official notice of issuance upon such exercise.

(c)      From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of
Class A Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Class A Common Stock and other securities) under the
Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act
(if required) shall have been declared effective.

(d)      The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of
Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Class A Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the
Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)      The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock
(or shares of Class A Common Stock or other securities) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Class A Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Class A Common Stock or other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

Section 10.       Preferred Stock Record Date.  Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business
Day on which such transfer books are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.       Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.  The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)      (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred
Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase
Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the
Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)     Subject to Section 24 of this Rights Agreement and except as otherwise provided in this Section 11(a)(ii) and Section
         11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this
         Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock (or at the option of the Company, such number of one one-thousandth of a share of Preferred Stock) as shall equal the result obtained by (x)
         multiplying the then-current Purchase Price by the number of one one-thousandth of a share of Preferred Stock for which a
         Right is then exercisable and dividing that product by (y) 50% of the then-current per share market price of the Company's
         Class A Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f)
         hereof.  Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the
         "invalidation time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any
         Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (z) a transferee of any Acquiring
         Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or
         (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such
         Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right
         Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.  From and after the invalidation time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.  From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii)
         shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

(iii)    The Company may at its option substitute for a share of Class A Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Class A Common Stock.  In the event that there shall not be sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of
         Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Class A Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (y) the then-current Purchase Price multiplied by the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B)
         with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Class A Common Stock issuable in accordance with subparagraph (ii) upon exercise of the
         Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of
         Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Class A Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Class A Common Stock equivalents")), (4) debt securities of the Company, (5) other assets or (6)
         any combination of the foregoing, having a value which, when added to the value of the shares of Class A Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30)
         days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the
         Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred
         Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the
         Spread.  If within the thirty (30) day period referred to above the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the "Substitution Period").  To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section
         11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of the shares of Class A Common Stock shall be the current per share market price (as determined pursuant to Section
         11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Class A Common Stock equivalent shall be deemed to equal the current per share market price of the Class A Common Stock.  The Board of Directors of the
         Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Class A Common
         Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)      In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred
Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred
Stock (or shares having similar rights, privileges and preferences as the Preferred Stock ("equivalent preferred shares")) or securities convertible into Preferred Stock or equivalent preferred shares at a price per share of Preferred Stock or equivalent preferred shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or equivalent preferred shares) less than the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d)
hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the
Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of
Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of shares of Preferred Stock and equivalent preferred shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of
Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent.  Shares of Preferred Stock and equivalent preferred shares owned by or held for the account of the
Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)      In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock
(including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in
Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of
Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the
Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase
Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)      (i)  Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price"
of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such
Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, (x) if the Security is not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if (y) the
Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE or such other system then in use, or, (z) if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company.  The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)     For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i).  If the
         Preferred Stock is not publicly traded but the Class A Common Stock is publicly traded, the "current per share market price"
         of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Class A Common Stock, as determined pursuant to Section 11(d)(i), multiplied by one thousand (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof).  If neither the Class A Common Stock nor the
         Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the
         Rights Agent and shall be binding on the Rights Agent.

(e)      No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Class A Common Stock or other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii)
the Expiration Date.

(f)      If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section
11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the
Preferred Stock shall apply on like terms to any such other shares.

(g)      All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandth of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)      Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase
Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one ten- thousandth of a share of Preferred Stock) obtained by (i) multiplying
(x) the number of one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)      The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c)
hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandth of a share of Preferred
Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights
(calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date
Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)      Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandth of a share of Preferred
Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the
Purchase Price and the number of one one-thousandth of a share of Preferred Stock which were expressed in the initial Right
Certificates issued hereunder.

(k)      Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(l)      In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Stock, Class A Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Class A Common Stock or other capital stock or securities of the
Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)      Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the
Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance (wholly for cash) of any shares of Preferred Stock at less than the current market price, issuance (wholly for cash) of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the
Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)      Notwithstanding anything in this Rights Agreement to the contrary, in the event that at any time after the date of this
Rights Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in
Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(o)      The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the
Rights.

Section 12.       Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section
11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the
Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof).  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.       Consolidation, Merger or Sale or Transfer of Assets or Earnings Power.  (a)  In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person, (ii) any
Person shall consolidate with the Company, or any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or
(iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating to 50% or more of the assets or earning power of the Company and its
Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then, and in each such case, proper provision shall be made so that:

(A)      each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then-current Purchase Price multiplied by the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable (whether or not such Right was then exercisable)
immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to
Section 11(a)(i), 11(b), 11(c), 11(h), 11(i) and 11(m)), in accordance with the terms of this Rights Agreement and in lieu of
Preferred Stock, such number of validly issued, fully paid and non-assessable and freely tradeable shares of Common Stock of the
Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of one one-thousandth of a share of
Preferred Stock for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Section 11(a)(i), 11(b), 11(c), 11(h), 11(i) and 11(m)) and (2) dividing that product by
50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d)(i)
hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in
Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, sale or transfer;

(B)      such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;

(C)      the term "Company" shall thereafter be deemed to refer to such Principal Party; and

(D)      such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section
13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b)      "Principal Party" shall mean:

(i)      in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof:  (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the
         Person resulting from the consolidation; and

(ii)     in the case of any transaction described in (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, and the Common Stocks of all of such persons have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal
Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c)      The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights
Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

(i)      prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the
         Expiration Date, and similarly comply with applicable state securities laws;

(ii)     use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York
         Stock Exchange, Inc. or on another national securities exchange, to list or admit to trading (or continue the listing of)
         the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange, Inc. or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New
         York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;

(iii)    deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv)     obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)      In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue
(other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock equivalents of such Principal Party at less than such then-current market price, or
(ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such
Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e)      The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person enter into any transaction of the type contemplated by Sections 13(a)(i)-(iii) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

Section 14.       Fractional Rights and Fractional Shares.  (a)  The Company shall not be required to issue fractions of Rights
(except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, (x) if the Rights are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, (y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, (z) if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the
Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights, the fair value of the
Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)      The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of
Preferred Stock).  Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred
Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the
Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts.  In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such
Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock.  For the purposes of this Section 14(b), the current market value of a share of
Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the
Trading Day immediately prior to the date of such exercise.

(c)      The Company shall not be required to issue fractions of shares of Class A Common Stock or to distribute certificates which evidence fractional shares of Class A Common Stock upon the exercise or exchange of Rights.  In lieu of such fractional shares of
Class A Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Class A Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Class A Common Stock (as determined in accordance with Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(d)      The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

Section 15.       Rights of Action.  All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate
(or, prior to the Distribution Date, of the Common Stock), on such holder's own behalf and for such holder's own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common
Stock) in the manner provided in such Right Certificate and in this Rights Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement.

Section 16.       Agreement of Right Holders.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(i)      prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(ii)     after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

(iii)    the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the
         Distribution Date, the Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby
         (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights
         Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

Section 17.       Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the
Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.       Concerning the Rights Agent.  (a)  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Rights Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b)      The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the
Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.       Merger or Consolidation or Change of Name of Rights Agent.  (a)  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto;
provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the
Right Certificates shall have been countersigned but not delivered, such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b)      In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right
Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights
Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right
Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

Section 20.       Duties of Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)      The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)      Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, any Vice President, the Treasurer or the
Secretary of the Company (each, an "Authorized Officer") and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Rights Agreement in reliance upon such certificate.

(c)      The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or wilful misconduct.

(d)      The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights
Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)      The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right
Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by
Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of
Preferred Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)      The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g)      The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such
Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions.  Any application by the Rights Agent for written instructions from the Company may, at the option of the
Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the
Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date)
unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)      The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the
Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not  Rights Agent under this
Rights Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)      The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j)      If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the
Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the
Company.

Section 21.       Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or
Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights
Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation described in clause (A) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.       Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement.  In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

Section 23.       Redemption.  (a)  The Board of Directors of the Company may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the
"Redemption Price").  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the
Board of Directors in its sole discretion may establish.  The Company may, at its option, pay the Redemption Price in cash, shares of
Class A Common Stock (based on the current market price of the Class A Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

(b)      Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption;
provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.
Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of
Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the
Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24.       Exchange.  (a)  The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Class A Common
Stock at an exchange ratio of one share of Class A Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange
Ratio").  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an
Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding.  From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).  The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b)      Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any
Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such
Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A
Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of
Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of
Rights.

(c)      The Company may at its option substitute and, in the event that there shall not be sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to
Section 11(d) hereof) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Class A Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

Section 25.       Notice of Certain Events.  (a)  In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock
(other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common
Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, reclassification, subdivision, combination, consolidation or winding up is to take place and the date of participation therein by the holders of the
Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b)      In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common
Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

Section 26.       Notices.  Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Dillard's, Inc.
                  1600 Cantrell Road
                  Little Rock, Arkansas 72203
                  Attn:  General Counsel

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the
Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  Registrar and Transfer Company
                  10 Commerce Drive
                  New York, NY 10038
                  Cranford, New Jersey 07016-3572
                  Attn:  Vice President, Corporate Relations

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any
Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.       Supplements and Amendments.  Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights.  At any time when the
Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the
Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Right Certificates in order to
(i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Right Certificates as such (other than an Acquiring Person or an Affiliate or
Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights
Agreement again to become amendable other than in accordance with this sentence.  Notwithstanding anything contained in this Rights
Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price.  Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment that does not amend Section 18, 19, 20 or 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

Section 28.       Successors.  All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the
Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.       Benefits of this Rights Agreement.  Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the
Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the
Distribution Date, the Common Stock).

Section 30.       Determinations and Actions by the Board of Directors.  The Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the
Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights
Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Rights Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Section 31.       Severability.  If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights
Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32.       Governing Law.  This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33.       Counterparts.  This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.       Descriptive Headings.  Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the day and year first above written.

                                                           DILLARD'S, INC.

Attest:   /s/Steven K. Nelson                              By:      /s/ James I. Freeman
                                                           Name:    James I. Freeman
                                                           Title:   Senior Vice President and
                                                                    Chief Financial Officer

                                                           Registrar and Transfer company

Attest:  /s/Diane Sayek                                    By:  /s/ William P. Tatler
                                                           Name: William P. Tatler
                                                           Title: Vice President

                                                         A-8
                                                                                                                              Exhibit A

                                                         A-1

                                                                 FORM

                                                                  OF

                                                      CERTIFICATE OF DESIGNATIONS

                                                                  OF

                                             SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                                                  OF

                                                            DILLARD'S, Inc.

                                                    (Pursuant to Section 151 of the
                                           General Corporation Law of the State of Delaware)

                                                          -------------------

                  Dillard's, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware
(the "Company"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law of the State of Delaware on March 2, 2002:

                  RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company (hereinafter being referred to as the "Board of Directors" or the "Board") in accordance with the provisions of the Company's Restated Certificate of
Incorporation, as amended (hereinafter being referred to as the "Certificate of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share, of the Company, to be designated the "Series A Junior Participating
Preferred Stock" and hereby adopts the resolution establishing the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the shares of such series as set forth below:

Section 1.        Designation and Amount.  The shares of such series shall be designated as "Series A Junior Participating Preferred
Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 100,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series A Preferred Stock.

Section 2.        Dividends and Distributions

(A)      Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the "Preferred Stock")
         (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Class A Common Stock, par value $.01 per share, of the
         Company (the "Class A Common Stock") and the Class B Common Stock, par value $.01 per share, of the Company (the "Class B
         Common Stock" and, together with the Class A Common Stock, the "Common Stock") and of any other stock of the Company ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July, and
         October in each year (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first
         Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock (the "Issue
         Date"), in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of  Class A Common Stock, declared on the Class A Common Stock since the immediately preceding Dividend Payment
         Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of
         Series A Preferred Stock.  In the event the Company shall at any time after the Issue Date declare and pay any dividend on the Class A Common Stock payable in shares of Class A Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b)
         of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

(B)      The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this
         Section immediately after it declares a dividend or distribution on the Class A Common Stock (other than a dividend payable in shares of Class A Common Stock); provided that, in the event no dividend or distribution shall have been declared on the
         Class A Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.

(C)      Dividends shall begin to accrue and be cumulative, whether or not earned or declared, on outstanding shares of Series A
         Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The
         Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.        Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)      Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of
         Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters upon which the holders of the Class A Common Stock of the Company are entitled to vote.  In the event the
         Company shall at any time after the Issue Date declare or pay any dividend on the Class A Common Stock payable in shares of
         Class A Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Class A Common
         Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

(B)      Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of
         Series A Preferred Stock and the holders of shares of Class A Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C)      Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class
         A Common Stock as set forth herein) for taking any corporate action.

(D)      If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Class A Common Stock for the election of other directors of the Company, the holders of record of the
         Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the
         Series A Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of
         Series A Preferred Stock as is specified in paragraph (A) of this Section 3.  Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D).  Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

Section 4.        Certain Restrictions.

(A)      Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in
         Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)      declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)     declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the
                  Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred
                  Stock or rights, warrants or options to acquire such junior stock; or

(iv)     redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A
                  Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the
                  Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)      The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.        Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

Section 6.        Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A
Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Class A Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences.  In the event the Company shall at any time after the
Issue Date declare or pay any dividend on the Class A Common Stock payable in shares of Class A Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

                  Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company (nor the sale of all or substantially all of the assets of the Company) shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

Section 7.        Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth)
equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock is converted, exchanged or converted.  In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Class A Common Stock payable in shares of Class A Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A
Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event.

Section 8.        No Redemption.  The shares of Series A Preferred Stock shall not be redeemable from any holder.

Section 9.        Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the
Common Stock.

Section 10.       Amendment.  If any proposed amendment to the Certificate of Incorporation (including this Certificate of
Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred
Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

Section 11.       Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

                  IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its ______________ and attested by its Secretary this __th day of _________ __, 2002.

                                                     -----------------------------
                                                     Name:
                                                     Title:

Attest:

----------------------
Secretary

                                                         B-6
                                                                                                                              Exhibit B
                                                         B-1
                                                       Form of Right Certificate

Certificate No. R- ____                                                                                  ___ Rights

         NOT EXERCISABLE AFTER MARCH 2, 2012 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE SUBJECT TO
         REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.  UNDER CERTAIN
         CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES
         AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID
         AND WILL NO LONGER BE TRANSFERABLE.

                                                           Right Certificate

                                                            DILLARD'S, INC.

                  This certifies that ___________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of
March 2, 2002 as the same may be amended from time to time (the "Rights Agreement"), between Dillard's, Inc., a Delaware corporation
(the "Company"), and Registrar and Transfer Company (the "Rights Agent"), to purchase from the Company at any time after the
Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on March 2, 2012 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $70 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandth of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 18, 2002, based on the Preferred Stock as constituted at such date.  As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandth of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates.  Copies of the Rights Agreement are on file at the principal executive offices of the Company.  The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

                  This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the
Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Class A Common Stock, par value $.01 per share.

                  No fractional shares of Preferred Stock or Class A Common Stock will be issued upon the exercise or exchange of any
Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised or exchanged as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of
------------- --, ----.

ATTEST:                                                       DILLARD'S, INC.

By:   _________________________                               By:   ______________________

Countersigned:

---------------------------,
as Rights Agent

By:   _________________________
      Authorized Signatory

                                               Form of Reverse Side of Right Certificate

                                                          FORM OF ASSIGNMENT

                                           (To be executed by the registered holder if such
                                           holder desires to transfer the Right Certificate)

                  FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfer unto ___________________________

                                     ------------------------------------------------------------
                                             (Please print name and address of transferee)

                                     ------------------------------------------------------------

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

                                                     ------------------------------
                                                                       Signature

Signature Guaranteed:

                  Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or
Associate thereof (as defined in the Rights Agreement).

                                                     ------------------------------
                                                                       Signature

---------------------------------------------------------------------------------------------------------------------------------------

                                         Form of Reverse Side of Right Certificate-- continued

                                                     FORM OF ELECTION TO PURCHASE

                                             (To be executed if holder desires to exercise
                                             Rights represented by the Rights Certificate)

To the Rights Agent:

                  The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right
Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

--------------------------------------------------------------
                           (Please print name and address)

--------------------------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:  ______________________________________

--------------------------------------------------------------
                           (Please print name and address)

--------------------------------------------------------------

Dated:  ________________, ___
                                                                 ----------------------------
                                                                                Signature
                                                               (Signature must conform to holder
                                                                specified on Right Certificate)

Signature Guaranteed:

                  Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

                  The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or
Associate thereof (as defined in the Rights Agreement).

                                                     ------------------------------
                                                                       Signature

                                         Form of Reverse Side of Right Certificate-- continued

---------------------------------------------------------------------------------------------------------------------------------------

                                                                NOTICE

                  The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the
case may be, is not completed, such Assignment or Election to Purchase will not be honored.

-------------------------------------------------------------------------------------------------------------

                                                         C-4
                                                                                                                              Exhibit C
                                                         C-1
         UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR
         BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID
         AND WILL NO LONGER BE TRANSFERABLE.

                                                     SUMMARY OF RIGHTS TO PURCHASE
                                                       Shares of Preferred Stock

                  On March 2, 2002 the Board of Directors of Dillard's, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of the Company's Class A Common Stock, par value $.01 (the "Class A
Common Stock") and the Company's Class B Common Stock, par value $.01 (the "Class B Common Stock" and, together with the Class A
Common Stock, the "Common Stock").  The dividend is payable on March 18, 2002 (the "Record Date") to the stockholders of record on that date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a  share of Series A Junior
Participating Preferred Stock, par value $01 per share (the "Preferred Stock") of the Company at a price of $70 per one one-thousandth of a  share of Preferred Stock (as the same may be adjusted, the "Purchase Price").  The description and terms of the
Rights are set forth in a Rights Agreement dated as of March 2, 2002 (as the same may be amended from time to time, the "Rights
Agreement"), between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agent").

                  Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or (ii) the tenth business day (or such later date as may be determined by action of the Board of
Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the Common Stock certificates.  The Rights Agreement does not restrict any person who beneficially owns 12% or more of the Common Stock as of the date of the Rights Agreement so long as such person does not become the beneficial owner of additional shares of Common Stock representing 3% or more of the outstanding shares of Common Stock.

                  The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock.  Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date.  The Rights will expire on March 2, 2012 (the "Final
Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the
Company, in each case as described below.

                  The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in
Preferred Stock) or of subscription rights or warrants (other than those referred to above).

                  The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of
Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the
Distribution Date.

                  Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.  Each share of Preferred
Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1000 times the dividend declared per share of Class A Common Stock.  In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1000 times the payment made per share of Class A Common Stock.  Each share of Preferred Stock will have 1000 votes, voting together with the Class A Common
Stock.  Finally, in the event of any merger, consolidation or other transaction in which shares of Class A Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Class A Common
Stock.  These rights are protected by customary antidilution provisions.

                  Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Class A Common Stock.

                  In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A Common Stock having a market value of two times the Purchase Price.

                  In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

                  At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the
Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Class A Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.  No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred
Stock on the last trading day prior to the date of exercise.

                  At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the
Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price").  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.
Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of
Rights will be to receive the Redemption Price.

                  For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner.  After the Rights are no longer redeemable, the Company may, except with respect to the
Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

                  Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the
Company, including, without limitation, the right to vote or to receive dividends.

                  A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a
Registration Statement on Form 8-A dated March _, 2002.  A copy of the Rights Agreement is available free of charge from the
Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the
Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.